UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2020

SUNESIS PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51531	94-3295878
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

395 Oyster Point Boulevard, Suite 400 South San Francisco, California	94080
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 266-3500

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	SNSS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 16, 2020, Sunesis Pharmaceuticals, Inc., or the Company, held its 2020 Annual Meeting of Stockholders, or the Annual Meeting. Proxies for the Annual Meeting were solicited by the Board of Directors pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended, and there was no solicitation in opposition to the Board of Directors’ solicitation. There were 111,393,236 shares of common stock entitled to vote at the Annual Meeting. A total of 97,118,685 shares were represented at the Annual Meeting in person or by proxy. The final votes on the proposals presented at the meeting were as follows:

Proposal No. 1

David C. Stump, M.D. and H. Ward Wolff were elected to serve as Class III directors until the 2023 Annual Meeting of Stockholders by the following vote:

Nominee	For	Withheld	Broker Non-votes
David C. Stump, M.D.	65,369,237	959,653	30,789,795
H. Ward Wolff	65,260,709	1,068,181	30,789,795

In addition to the directors elected above, Steve R. Carchedi, Dayton Misfeldt and Nicole Onetto, M.D. will continue to serve as Class I directors to hold office until the 2021 Annual Meeting of Stockholders and until their successors are elected and have qualified, or until their earlier death, resignation or removal, and James W. Young, Ph.D., Steven B. Ketchum, Ph.D. and Homer L. Pearce, Ph.D. will continue to serve as Class II directors until the 2022 Annual Meeting of Stockholders and until their successors are elected and have qualified, or until their earlier death, resignation or removal.

Proposal No. 2

The non-binding advisory vote on of the compensation of our named executive officers as disclosed in the 2020 proxy statement, filed with the Securities and Exchange Commission on April 28, 2020, was approved by the following vote:

For	Against	Abstain	Broker Non-votes
63,933,658	2,001,058	394,174	30,789,795

Proposal No. 3

The amendment to the Company’s Amended and Restated Certificate of Incorporation, to effect a reverse stock split of the Company’s common stock pursuant to which any whole number of outstanding shares between and including 2 and 12 shares would be combined, converted and changed into one share of common stock, with the final exchange ratio to be determined by the Board in its discretion, was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
83,156,547	7,766,254	6,195,884	0

Proposal No. 4

The selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2020 was ratified by the following vote:

For	Against	Abstain	Broker Non-votes
96,682,513	328,918	107,254	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNESIS PHARMACEUTICALS, INC.

Dated: June 17, 2020	By:	/s/ Dayton Misfeldt
Dayton Misfeldt
Interim Chief Executive Officer (Principal Executive and Principal Financial Officer)